                                                                   EXHIBIT 10.18


                          REGISTRATION RIGHTS AGREEMENT


                                  BY AND AMONG


                          WORLD ENERGY SOLUTIONS, INC.


                                       AND


                            SPROTT SECURITIES LIMITED


                                   DATED AS OF


                                    [ ], 2006




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                                TABLE OF CONTENTS

                                                                   PAGE
ARTICLE I    DEFINITIONS..........................................  1

ARTICLE II   REGISTRATION RIGHTS..................................  4

ARTICLE III  REPRESENTATIONS, WARRANTIES AND AGREEMENTS..........   9

ARTICLE IV   INDEMNIFICATION AND CONTRIBUTION....................  10

ARTICLE V    MISCELLANEOUS.......................................  13




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




                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (this "Agreement"), dated as of [ ], 2006, is entered into by and between World Energy Solutions, Inc., a Delaware corporation (the "Company") and Sprott Securities Limited, an Ontario corporation (the "Holder").

                                    RECITALS

         WHEREAS, the Company is offering to sell 20,000,000 shares of common stock, $0.0001 par value of the Company (the "Common Stock") in an initial public offering ("IPO") registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-1, File No. 333-136528 (the "IPO Registration Statement") in the United States and pursuant to a long form prospectus, including any amendments or supplements thereto, in the English and French languages, in Canada (the "Canadian IPO Prospectus"); and

         WHEREAS, concurrently with the closing of the IPO the Holder will receive warrants to purchase 1,000,000 shares of Common Stock (the "Warrants"); and

         WHEREAS, the parties desire to provide for the circumstances under which the Company will register the resale of shares of Common Stock on behalf of the Holder;

         NOW, THEREFORE, in consideration of the premises, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         Section 1.01 Definitions.


         The following terms, as used in this Agreement, shall have the following meanings:

         "Affiliate" shall mean, with respect to a specified Person, any other Person, other than the Company or any of its Subsidiaries, that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with the specified Person. For purposes of this definition, the term "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with") shall mean, with respect to any Person, the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

         "Commission" shall mean the United States Securities and Exchange Commission.

         "Common Stock" shall mean common stock of the Company, $0.0001 par value.

         "Company" shall have the meaning set forth in the preamble and shall include any successor entity to the Company.

         "Exchange Act" shall mean the United States Securities Exchange Act of 1934, as amended.

         "Holder" shall have the meaning set forth in the preamble, provided, the term "Holder" shall also include any Permitted Transferee of the Holder that holds Registrable Securities.

         "Indemnified Party" or "Indemnified Parties" shall have the meaning set forth in Section 4.01(a) (for purposes of Section 4.01(a)) and Section 4.01(b) (for purposes of Section 4.01(b)).

         "IPO" shall have the meaning set forth in the recitals.

         "IPO Date" shall mean the date of the first closing of the initial sale of shares of Common Stock in an initial public offering.

         "IPO Registration Statement" shall have the meaning set forth in the recitals.

         "Losses" shall have the meaning set forth in Section 4.01(a) (for purposes of Section 4.01(a)) and Section 4.01(b) (for purposes of Section 4.01(b)). As used in Section 4.01(a) and Section 4.01(b), "Losses" shall refer to Losses of the Indemnified Parties, as applicable.

         "Maximum Number" shall have the meaning set forth in Section 2.01(a).

         "Other Securities" shall have the meaning set forth in the definition of Registrable Securities.

         "Permitted Transferees" shall mean, with respect to the Holder, the Holder's Affiliates.

             "Person" shall mean any individual, corporation, partnership, joint venture, limited liability company, unlimited liability company, joint-stock company, association, unincorporated organization, trust or other entity, including any government or any political subdivision, agency or instrumentality thereof.

         "Preliminary Prospectus" shall mean any preliminary prospectus that may be included in any Registration Statement.


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

         "Prospectus" or "prospectus" shall mean the prospectus included in any Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such registration statement, and by all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

         "Public Offering" shall mean the offer of shares of Common Stock on a broadly distributed basis in the United States, not limited to sophisticated investors, pursuant to a firm-commitment or best-efforts underwriting arrangement.

         "Registrable Securities" shall mean all or any portion of the shares of Common Stock issued or issuable to the Holder upon the exercise of Warrants from time to time during the term of this Agreement. Shares of Common Stock shall cease to be Registrable Securities when: (i) a Registration Statement with respect to the sale of such shares of Common Stock shall have become effective under the Securities Act and such shares of Common Stock shall have been disposed of under such Registration Statement, (ii) such shares of Common Stock shall have been sold pursuant to Rule 144, or are eligible for sale under Rule 144(k), as applicable, (iii) such securities shall have otherwise been transferred or disposed of, and subsequent transfer or disposition of such shares of Common Stock shall not require their registration or qualification under the Securities Act or any state securities laws or similar laws then in force or (iv) such shares of Common Stock shall have been repurchased by the Company or otherwise shall cease to be outstanding. If as a result of any reclassification, stock split, stock dividend, bonus issue, business combination, exchange offer or other transaction or event, any capital stock, evidences of indebtedness, warrants, options, rights or other securities (collectively, "Other Securities") are issued or transferred to the Holder in respect of Registrable Securities held by the Holder references herein to Registrable Securities and shares of Common Stock shall, as the context requires, be deemed to include such Other Securities.

         "Registration Expenses" shall mean any and all expenses incident to the performance of or compliance with any registration or marketing of securities pursuant to Article II, including: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with this Agreement and the performance of the Company's obligations hereunder (including the expenses of any annual audit letters and "cold comfort" letters required or incidental to the performance of such obligations); (ii) all expenses, including filing fees, in connection with the preparation, printing and filing of a Registration Statement, Preliminary Prospectus or final Prospectus any other offering document and amendments and supplements thereto and the mailing and delivering of copies thereof to any underwriters and dealers; (iii) the cost of negotiating, printing and producing any agreements among underwriters, underwriting agreements, selling agreements and any other documents in connection with the offering, sale or delivery of the securities to be disposed of; (iv) all expenses in connection with the qualification of the securities to be disposed of for offering and sale under state securities laws, including the fees and disbursements of counsel for the underwriters that the Company agrees to bear in connection with such qualification and in connection with any blue sky and legal investment surveys, including the cost of printing and producing any such blue sky or legal investment surveys; (v) the filing and legal fees incident to securing any required review by the National Association of Securities Dealers, Inc.; (vi) transfer agents' and registrars' fees and expenses and the fees and expenses of any other agent or trustee appointed in connection with such offering; (vii) all security engraving and security printing expenses; (viii) all fees and expenses payable in connection with the listing of the securities on any securities exchange or automated inter-dealer quotation system; (ix) any other fees and disbursements of underwriters customarily paid by the issuers of securities, but excluding underwriting discounts and commissions and transfer taxes, if any; (x) the costs and expenses of the Company and its officers relating to analyst or investor presentations or any "road show" undertaken in connection with the registration and/or marketing of any Registrable Securities; and (xi) other reasonable out-of-pocket costs, fees and expenses of the Company, but not including the fees and expenses of the Holder (including fees and expenses of outside legal counsel retained by the Holder).

         "register," "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement of the Company under the Securities Act (a "Registration Statement") and the effectiveness of such registration statement.

         "Rule 144" shall mean Rule 144 (or any successor provisions) under the Securities Act.

         "Rule 415 Offering" means an offering on a delayed or continuous basis pursuant to Rule 415 (or any successor rule to similar effect) under the Securities Act.

         "Securities Act" shall mean the United States Securities Act of 1933, as amended, including all rules and regulations thereunder.

         "Holder" shall have the meaning set forth in the preamble, provided, the term "Holder" shall also include any Permitted Transferee of the Holder that holds Registrable Securities from time to time.

                                   ARTICLE II

                               REGISTRATION RIGHTS

         Section 2.01

         (a) "Piggy-Back" Rights. If the Company proposes to register any of its shares of Common Stock, under the Securities Act, whether or not for sale for its own account (other than a registration statement on a Form S-8 or Form S-4 or their successors, or any other form for a similar limited purpose, or any other registration covering only securities proposed to be issued in exchange for securities or assets of another person), the Company shall give written notice of such proposal at least ten (10) days before the anticipated effective date, to the Holder. In the event that the Company elects to file a "universal shelf" registration statement which registers Common Stock, the Company shall take such steps as would permit the shelf registration statement to be used to permit secondary sales by the Holder and shall give written notice of any proposal to make an offering off the shelf registration statement of any Common Stock at least ten (10) days before the anticipated offering date, to the Holder. Such notices, as applicable, shall specify at a minimum the intended method of distribution of such shares of Common Stock, the number of shares of Common Stock proposed to be registered or offered, the proposed filing date of such registration statement or offering date in the case of a shelf takedown, any proposed means of distribution of such shares of Common Stock and the proposed managing underwriter, if any. Subject to
Section 2.03, upon the written request of the Holder (the "Piggyback Request"), given within five (5) days after the transmittal of any such written notice by email or facsimile confirmed by overnight mail (which request shall specify the Registrable Securities intended to be disposed of by the holder), the Company will include in the prospectus with respect to such Public Offering, or any prospectus supplement in the case of a shelf takedown, the number of the Registrable Securities referred to in the Holder's request; provided, that, any participation in a Public Offering by the Holder shall be on substantially the same terms as the Company's participation therein; and provided, further, that the number of Registrable Securities to be included in any such Public Offering shall not exceed the maximum number which the managing underwriter thereof considers in good faith to be appropriate based on market conditions and other relevant factors (the "Maximum Number").

         (b) Withdrawal of Request. The Holder shall have the right to withdraw a request to include Registrable Securities in any Public Offering pursuant to
Section 2.01(a), without any liability of the Holder by giving written notice to the Company of its election to withdraw such request at any time prior to the proposed effective date of such registration statement.

         (c) Exception to Piggyback Rights. The Company shall not be required to effect any registration of Registrable Securities under Section 2.01(a) in connection with the IPO.

         Section 2.02 (a) Allocation of Securities Included in a Public Offering. If the registration referred to in Section 2.01(a) is to be a Public Offering and the managing underwriter thereof advises the Company and the Holder in writing that the number of shares of Common Stock sought to be included in such Public Offering (including those sought to be offered by the Company and those sought to be offered by the Holder) exceeds the Maximum Number, the shares of Common Stock to be included in such Public Offering shall be allocated pursuant to the procedures of this Section 2.02.

         (b) Piggyback Allocation. If a registration or Public Offering is effected pursuant to Section 2.01(a), the number of Registrable Securities included in such registration shall be allocated: (i) first, to securities sought to be included at the request of the Company ("Company Securities"), and
(ii) second, to the Holder and all
other holders of securities of the Company who are or may become parties to registration rights agreements with the Company, up to the nearest extent possible pro rata based on the number of shares then held by all such persons.

         Section 2.03 (a) Review and comment requirement. Subject to Section 2.04, if and whenever the Company is required by the provisions hereof to register any Registrable Securities under the Securities Act, the Company shall furnish to and afford the Holder a reasonable opportunity to review and comment on copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed, and the Company shall make any corrections reasonably requested by the Holder with respect to information concerning the Holder before filing such registration statement or any amendments or supplements thereto.

         (b) Notification of Certain Events. The Company shall promptly notify the Holder (A) when the registration statement or any amendment or supplement thereto has been filed, and, with respect to the registration statement or any post-effective amendment thereto, when the same has become effective or receipted, as applicable, (B) of any request by the Commission or by any other regulatory body or other body having jurisdiction relating to such offering for amendments or supplements to the registration statement or the Prospectus or for additional information, (C) of any order issued or threatened by the Commission suspending the effectiveness of such registration statement or preventing or suspending the use of a prospectus or (D) of the issuance of any notification or order with respect to the suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction or the initiation of any proceedings for such purpose. The Company shall use its best efforts to prevent the issuance of any such order referred to in (C) or (D) and, if any such order is issued, shall use its best efforts to obtain the withdrawal of any such order at the earliest possible moment. The Company shall promptly notify the Holder in writing at any time when a Prospectus is required to be delivered under the Securities Act of the happening of any event as a result of which the Prospectus included in such registration statement, as then in effect, contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and the Company shall promptly prepare and furnish to the Holder a reasonable number of copies of any supplement or amendment to such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

         (c) Other Qualifications. The Company shall use its best efforts to register the Registrable Securities covered by such registration statement under the state securities or blue sky laws of such jurisdictions in the United States as the Holder shall reasonably request, and do any and all other acts and things that may be reasonably necessary or advisable to enable the Holder to consummate the disposition of the

Registrable Securities in such jurisdictions; provided, however, that in no event shall the Company be required (A) to qualify to do business as a foreign corporation in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, or (B) to execute or file any general consent to service of process in any such jurisdiction. The Company shall use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities in the United States as may be necessary to enable the Holder to consummate the disposition of such Registrable Securities pursuant to such registration statement.

         (d) Listing. The Company shall use its best efforts to cause all Registrable Securities covered by such registration statement to be (A) listed on the Toronto Stock Exchange provided the Company then has shares of its Common Stock listed on such exchange, and (B) listed or qualified for trading on any other stock exchange or quotation service on which the Company's outstanding shares of Common Stock are listed or qualified for trading; provided that the applicable listing requirements are satisfied no later than the effective date of such registration statement.

         (e) Documents to be Delivered. The Company shall furnish to the Holder of the Registrable Securities covered by such registration statement such number of copies of (A) such registration statement and each amendment and supplement thereto (in each case including all exhibits), including conformed copies, (B) the Prospectus included in such registration statement (including each Preliminary Prospectus), in conformity with the requirements of the Securities Act, (C) such documents incorporated by reference in such registration statement or Prospectus, and (D) such other documents as the Holder may reasonably request, and a copy of any and all transmittal letters or other correspondence to or received from the Commission or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to such offering.

         (f) Earnings Statement. The Company shall comply with all applicable rules and regulations of the Commission and make generally available to security holders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) not later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year), commencing on the first day of the fiscal quarter of the Company after the effective date of a registration statement, which statements shall cover said 12-month periods.

         (g) Stock Certificates. The Company shall furnish for delivery in connection with the closing of any offering of Registrable Securities pursuant to a registration effected pursuant to Section 2.01(a) unlegended certificates representing ownership of the Registrable Securities being sold in such denominations as shall be requested by the Holder.

         (h) Condition to Company's Obligation. It shall be a condition precedent to the obligation of the Company to take any action with respect to any

Registrable Securities that the holder thereof shall furnish to the Company such information regarding such holder and the Registrable Securities as the Company shall reasonably request and as shall be required in connection with the action taken by the Company.

         (i) Actions Upon Notice of Certain Events. Each holder of Registrable Securities agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.03(b), the Holder will forthwith discontinue disposition of Registrable Securities until the Holder's receipt of the copies of the supplemented or amended prospectus contemplated by
Section 2.03(b), and, if so directed by the Company, the Holder will deliver to the Company (at the Company's expense) all copies (including, without limitation, any and all drafts), other than permanent file copies, then in the Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

         Section 2.04 Transfers; Rights of Transferee of Registrable Securities.

         The Holder agrees not to make any transfer of all or any portion of the Registrable Securities unless:

         (a) there is then in effect a registration statement under the Securities Act covering such proposed transfer and such transfer is made in accordance with such registration statement;

         (b) such transfer is made in accordance with Rule 144; or

         (c) such transfer shall not require any registration under the Securities Act.

         Subject to compliance with the foregoing, the Holder may transfer all or a portion of the Registrable Securities to a Permitted Transferee, and such Permitted Transferee shall be deemed to be the Holder hereunder. The Holder shall provide notice to the Company of any such transfer stating the name and address of such Permitted Transferee and identifying the number of Registrable Securities transferred.

         Section 2.05 Registration Expenses.

         Except as otherwise provided herein, the Company shall pay all Registration Expenses with respect to any particular offering (or proposed offering).

         (a) Access to Information. In connection with the preparation and filing of each Registration Statement registering Registrable Securities under the Securities Act pursuant to Section 2.01, upon reasonable notice, the Company shall give the Holder and its counsel and accountants, such reasonable and customary access to its books, records and properties and such opportunities to discuss the business and affairs of the Company with its officers and the independent public accountants who have certified the financial statements of the Company as shall be necessary, in the opinion of the Holder to conduct a reasonable investigation within the meaning of the Securities Act; provided that the Holder shall agree to keep any and all of such information confidential.

                                   ARTICLE III

                   REPRESENTATIONS, WARRANTIES AND AGREEMENTS

         Section 3.01 Company Representations, Warranties and Agreements.

         The Company represents and warrants to, and agrees with, the Holder that:

         (a) The Company has all requisite corporate power and authority to execute, deliver, and perform this Agreement. This Agreement has been duly authorized, executed, and delivered by the Company. No consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any United States federal, state, local, or other governmental authority or any court or other tribunal is required by the Company for the execution, delivery or performance of this Agreement by the Company (except any consents under state, local, securities or blue sky laws which will be obtained).


         (b) The execution and delivery of this Agreement by the Company does not, and the consummation of the transactions contemplated hereby will not, violate, conflict with, or result in a breach of any provision of, or constitute a default (with or without notice or lapse of time or both) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination, cancellation, or acceleration of any obligation or the loss of a material benefit under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company or any of its subsidiaries pursuant to any provisions of (A) the certificate of incorporation, by-laws or similar governing documents of the Company or any of its subsidiaries, (B) any statute, law, ordinance, rule, regulation, judgment, decree, order, injunction, writ, permit or license of any governmental authority applicable to the Company or any of its subsidiaries or any of their respective properties or assets or (C) any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, concession, contract, lease or other instrument, obligation or agreement of any kind to which the

Company or any of its subsidiaries is a party or by which it or any of its properties or assets may be bound or affected.

         (c) The Company covenants that it will file any reports required to be filed by it under the Securities Act, the Exchange Act, and will make available adequate current public information concerning the Company within the meaning of paragraph (c) of Rule 144. Upon the request of the Holder, the Company will deliver to it a written statement as to whether it has complied with such requirements.

         Section 3.02 Representations, Warranties and Agreements of the Holder.

         The Holder represents and warrants to, and agrees with, the Company, that:

         (a) It is duly organized, validly existing, and in good standing under the laws of its jurisdiction of organization and has all requisite power and authority to execute, deliver, and perform this Agreement. This Agreement has been duly authorized by the Holder and has been duly executed and delivered by it.

         (b) The Holder shall promptly furnish to the Company upon the Company's request any and all information as may be required by, or as may be necessary or advisable to comply with the provisions of, the Securities Act, the Exchange Act in connection with the preparation and filing of any Registration Statement pursuant hereto, or any amendment or supplement thereto, or any Preliminary Prospectus or Prospectus included therein.

                                   ARTICLE IV

                        INDEMNIFICATION AND CONTRIBUTION

         Section 4.01 Indemnification and Contribution.

         (a) Indemnification by the Company. In the event of any registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Company will, and it hereby does, indemnify and hold harmless, to the full extent permitted by law, the Holder, and each person, if any, who controls, is controlled by or is under common control with the Holder within the meaning of the Securities Act (for the purposes of this Section 4.01(a) only, collectively, the "Indemnified Parties" and each, an "Indemnified Party"), against any and all losses, claims, damages or liabilities (or actions or proceedings in respect thereof), joint or several, and expenses (including any amounts paid in any settlement effected with the Company's consent) (collectively and for the purposes of this Section 4.01(a) only, "Losses") to which such Indemnified Party may become subject under the Securities Act state securities or blue sky laws, common law or otherwise, insofar as such Losses arise out of or are based upon
(i) any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such Registrable Securities were registered under the Securities Act, any Prospectus (including each Preliminary Prospectus) contained therein, or any amendment or supplement thereto or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of a Prospectus (including each Preliminary Prospectus, in light of the circumstances under which they are made), and the Company will reimburse each such Indemnified Party for any legal or any other expenses reasonably incurred by them as such expenses are incurred in connection with investigating or defending any claims in respect of such Losses, provided that the Company shall not be liable in any such case to the extent that any such Losses arise out of or are based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or amendment or supplement thereto or in any such prospectus (including each preliminary prospectus) in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Holder or such Indemnified Party for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holder or any other Indemnified Party person and shall survive the transfer of such securities by the Holder.

         (b) Indemnification by the Holder and Underwriters. The Holder will, and it hereby does, indemnify and hold harmless the Company and its directors, officers, employees, controlling persons and all other prospective sellers and their respective directors, officers, general and limited partners, managing directors, and their respective controlling persons (for the purposes of this Section 4.01(b) only, collectively, the "Indemnified Parties" and each, an "Indemnified Party"), against any and all losses, claims, damages or liabilities (or actions or proceedings in respect thereof), joint or several, and expenses (including any amounts paid in any settlement effected with the consent of the Holder ) (collectively and for the purposes of this Section 4.01(b) only, "Losses") to which any Indemnified Party may become subject under the Securities Act, state securities or blue sky laws, common law or otherwise, insofar as such Losses arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any Registration Statement under which such Registrable Securities were registered under the Securities Act, any Prospectus (including each Preliminary Prospectus) contained therein, or any amendment or supplement thereto or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of a Prospectus (including each Preliminary Prospectus), in light of the circumstances under which they are made), and the Holder will reimburse the Indemnified Parties for any legal or any other expenses reasonably incurred by them as such expenses are incurred in connection with investigating or defending any claims in respect of such Losses; provided that the Holder shall only be liable in any such case if any such Losses that arise out of or are based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or amendment or supplement thereto or in any such Prospectus (including each Preliminary Prospectus) in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Holder for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Parties. The Holder shall not be liable under any indemnity provided pursuant to this Agreement for any amounts exceeding the product of the purchase price per Registrable Security and the number of Registrable Securities being sold pursuant to such Registration Statement or Prospectus by the Holder.

         (c) Notices of Claims, Etc. Promptly after receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Agreement, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, promptly give written notice to the latter of the commencement of such action; provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Agreement, except to the extent that the indemnifying party is actually materially prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party will be entitled to participate in and, jointly with any other indemnifying party similarly notified, to assume the defense thereof, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties arises in respect of such claim after the assumption of the defense thereof or a court of competent jurisdiction determines that the indemnifying party is not vigorously defending such action or proceeding. An indemnifying party will not be subject to any liability for any settlement made without its consent (which consent shall not be unreasonably withheld). No indemnifying party will consent to entry of any judgment or enter into any settlement of any pending or threatened proceeding which (i) does not include as an unconditional term thereof the giving by the claimant or plaintiff to all indemnified parties of a release from all liability in respect to such claim or litigation, (ii) involves the imposition of equitable remedies or the imposition of any non-financial obligations on such indemnified party or (iii) otherwise adversely affects such indemnified party, other than as a result of the imposition of financial obligations for which such indemnified party will be indemnified hereunder. Notwithstanding anything to the contrary contained herein, an indemnifying party will not be obligated to pay the fees and expenses of more than one counsel (together with local counsel) for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels (together with the fees of local counsel).

         (d) Contribution. If the indemnification provided for in this Article IV shall for any reason be unavailable or insufficient to an indemnified party in respect of any Losses, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such Losses (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering or
(ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. The relative benefits received by the indemnified party or parties on the one hand and the indemnifying party or parties on the other hand in connection with the offering shall be deemed to be in the same respective proportions as the net proceeds from the offering (before deducting expenses) and the total underwriting discounts and commissions received by the underwriters, in each case as set forth in the table on the cover of a prospectus, bear to the aggregate public offering price of the securities. The relative fault of the indemnified and indemnifying parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnified or indemnifying parties and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Holder agree that it would not be just and equitable if contribution pursuant to this Article IV were determined by pro rata allocation (even if the underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding any other provision of this Article 4, the Holder shall not be required to contribute any amount in excess of the amount by which the net proceeds of the offering received by the Holder exceed the amount of any damages which the Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         (e) The obligations of the parties under this Article IV shall be in addition to any liability which any party may otherwise have to any other party.

                                    ARTICLE V

                                  MISCELLANEOUS

         Section 5.01 Remedies.

         In the event of breach by any party of any of its obligations under this Agreement, the other parties, in addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and the Holder agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by the Company or the Holder, as the case may be, of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, the Company or the Holder, as the case may be, shall waive the defense that a remedy at law would be adequate. No failure or delay on the part of the Company or the Holder in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

         Section 5.02 Amendments; Waivers and Termination.

         The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the written consent of the Company and the Holder.

         Section 5.03 Notices.

         All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, by electronic mail or facsimile (in each case, receipt of which is confirmed) or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

         if to the Company, to:

                   World Energy Solutions, Inc.
                   446 Main Street
                   Worcester, Massachusetts  01608
                   Attention: Richard Domaleski, Chief Executive Officer

         with a copy to:

                   Wilmer Cutler Pickering Hale and Dorr LLP
                   1100 Winter Street
                   Waltham, Massachusetts  02451
                   Attention: John H. Chory
         if to the Holder, to the address set forth on the first page of this Agreement to the Attention of Marc Murnaghan, with a copy to:

                   Torys LLP
                   Suite 3000
                   79 Wellington Street West
                   Box 270, TD Centre
                   Toronto, Ontario
                   M5K 1N2 Canada
                   Attention:  Philip Symmonds

         Section 5.04 Interpretation.

         When a reference is made in this Agreement to an Article, Section or Annex, such reference shall be to an Article or Section of this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         Section 5.05 Counterparts.

         This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when two or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

         Section 5.06 Entire Agreement; No Third Party Beneficiaries.

         This Agreement (including the documents and the instruments referred to herein) (a) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, and (b) is not intended to confer upon any Person other than the parties hereto and their respective successors and permitted assigns, any rights or remedies hereunder.

         Section 5.07 Governing Law.

         This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts to be performed entirely within State of New York.

         Section 5.08 Severability.

         Wherever possible, each provision hereof shall be interpreted in such a manner as to be valid, legal and enforceable under applicable law, but in case any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such provision shall be ineffective to the extent, but only to the extent, of such invalidity, illegality or unenforceability without invalidating or rendering unenforceable the remainder of this Agreement, unless such a construction would be unreasonable or materially impair the rights of any party hereto.

         Section 5.09 Successors and Assigns.

         All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and permitted assigns of the parties hereto whether so expressed or not. This Agreement shall not be assignable by the Company or by the Holder except to a Permitted Transferee.




                                      -16

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.






                                       WORLD ENERGY SOLUTIONS, INC.

                                       By:
                                              ---------------------------------
                                              Name:
                                              Title:


                                       SPROTT SECURITIES LIMITED


                                       By:
                                              ---------------------------------
                                              Name:
                                              Title:





                                      -17-